Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		Attestation
Debtor Bank Account Listing		x
Schedule of Retained Professional Fees Paid	MOR-1b	x
Copies of bank statements			MOR Notes
Cash disbursements journals			MOR Notes
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4		Attestation
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts	MOR-4a	x
Listing of Aged Accounts Payable	MOR-4a	x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-6	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Alan D. Holtz	September 30, 2019
Signature of Authorized Individual*	Date

Alan D. Holtz
Printed Name of Authorized Individual

Chief Restructuring Officer
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Notes to the Monthly Operating Report

This Monthly Operating Report (“MOR”) is unaudited and has been prepared solely for the purpose of complying with the obligations of the above-captioned debtors and debtors in possession (the “Debtors”) to provide monthly operating reports during these Chapter 11 Cases.  The Debtors have prepared this monthly operating report using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices.  This monthly operating report is, thus, true and accurate to the best of the Debtors’ knowledge, information, and belief based on currently available data.

GENERAL:

General Methodology:  The Debtors prepared this MOR relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR.  Nevertheless, in preparing this MOR, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been included therein.

Reservation of Rights:  Given the complexity of the Debtors’ businesses, inadvertent errors, omissions or over-inclusions may have occurred.  Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or nature of any claim amount, representation, or other statement in this MOR and reserve the right to amend or supplement this MOR, if necessary.

Reporting Period:  In order to maintain consistency with other external reports, the Debtors have included certain financial information (e.g.., Balance Sheets and Income Statements) in accordance with their normal fiscal calendar.  FTD’s August 2019 accounting period covers the period from August 1 through August 31, 2019.  However, cash receipts and disbursements are reported herein in accordance with the weekly reports required under the “Final Order Pursuant to Sections 105, 361, 362, 363, 364, and 507 of the Bankruptcy Code, Bankruptcy Rule 4001, and Local Rule 4001-2, (I) Authorizing Debtors to (A) Obtain Postpetition Financing and (B) Use Cash Collateral, (II) Granting Adequate Protection to Prepetition Secured Parties, (III) Scheduling Final Hearing, and (IV) Granting Related Relief” [Dkt No. 311]  and correspond to the weekly periods from August 3, 2019 to August 23, 2019 per those reports.  Subsequent to the Nexus closing on August 23, 2019, the Debtors have substantially ceased all commercial operations and have utilized daily cash monitoring analysis to track all cash activities for the period from August 24, 2019 through August 31, 2019

Scope:  This report includes details for the following Debtor entities.

Debtor		Case Number	Debtor		Case Number
(1)	GUE Liquidation Companies, Inc. (FKA FTD Companies, Inc.)	19-11240 (LSS)	(1)	GUE Liquidation Giftco, LLC	19-11248 (LSS)
(1)	GUE Liquidation, Inc.	19-11241 (LSS)	(2)	FSC Phoenix LLC	19-11249 (LSS)
(2)	Bloom That, Inc.	19-11242 (LSS)	(2)	Provide Cards, Inc.	19-11250 (LSS)
(1)	GUE Liquidation.CA, Inc.	19-11243 (LSS)	(1)	GUE Liquidation Group, Inc.	19-11251 (LSS)
(1)	GUE Liquidation Delivery, Inc.	19-11244 (LSS)	(1)	GUE Liquidation Commerce LLC	19-11252 (LSS)
(1)	GUE Liquidation.COM, Inc.	19-11245 (LSS)	(1)	GUE Liquidation Mobile, Inc.	19-11253 (LSS)
(2)	FlowerFarm, Inc.	19-11246 (LSS)	(1)	GUE Liquidation Creations, Inc.	19-11254 (LSS)
(2)	FSC Denver LLC	19-11247 (LSS)

(1) Enities listed in accordance with legal names per the Debtors “Order Approving Case Caption Change” [dkt no. 637] entered on 9/13/2019.

(2) Legal entities to be dissolved following the closing of the sale of certain of the Debtors’ assets to Gateway Mercury Holdings, LLC.

MOR-1
In re: GUE Liquidation Companies, Inc., et al.
	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852
Cash Receipts and Disbursements in USD 000’s

	TB:		FTD	BLTH
		Financing	Operating	Operating
		GUE Liquidation Companies, Inc.	GUE Liquidation, Inc.	Bloom That, Inc.	GUE Liquidation.CA, Inc.	GUE Liquidation Delivery, Inc.	GUE Liquidation.COM, Inc.	FlowerFarm, Inc.	FSC Denver LLC
		19-11240 (LSS)	19-11241 (LSS)	19-11242 (LSS)	19-11243 (LSS)	19-11244 (LSS)	19-11245 (LSS)	19-11246 (LSS)	19-11247 (LSS)

Operating Receipts
Product and Service Revenues		$—	$13,268	$—		$—	$—	$—	$—
Member - Credit Card Passthrough		—	21,841	—	—	—	—	—	—
Total Operating Receipts		$—	$35,109	$—	$—	$—	$—	$—	$—

Entity Specific Operating Disbursements
Member Disbursements		$—	$(7,241)	$—	$—	$—	$—	$—	$—
Member - Credit Card Passthrough		—	(21,841)	—	—	—	—	—	—
Payroll/Benefits		—	(4,575)	—	(7)	—	—	—	—
Freight		—	(562)	—	(5)	—	—	—	—
Professional Services		—	(255)	—	—	—	—	—	—
Marketing		—	(854)	—	—	—	—	—	—
Inventory		—	(835)	—	—	—	—	—	—
Technology		—	(262)	—	—	—	—	—	—
Taxes		—	(754)	—	(2)	—	—	—	—
Warehousing, Rent, & Utilities		—	(61)	—	(1)	—	—	—	—
Professional Fees - Recurring		—	(124)	—	—	—	—	—	—
Other		—	(2,101)	—	(6)	—	—	—	—
Total Entity Specific Operating Disbursements		$—	$(39,466)	$—	$(20)	$—	$—	$—	$—

Net Operating Cash Flow		$—	$(4,357)	$—	$(20)	$—	$—	$—	$—

Asset Sales Proceeds		$20,500	$—	$—	$—	$—	$—	$—	$—

Entity Specific Restructuring Disbursements
First Day Motion and Admin Claims		$—	$(135)	$—	$—	$—	$—	$—	$—
KEIP/KERP		—	(452)	—	—	—	—	—	—
Severance / Retention		—	(87)	—	—	—	—	—	—
Restructuring Escrow Account Funding		—	(3,954)	—	—	—	—	—	—
Disbursements and Transfers under TSA Agreements		—	—	—	—	—	—	—	—
Total Entity Specific Restructuring Disbursements		$—	$(4,628)	$—	$—	$—	$—	$—	$—

Total All Entity Specific Disbursements		$—	$(44,094)	$—	$(20)	$—	$—	$—	$—

Shared Restructuring Disbursements
Professional Fees - Restructuring		$—	$(1,566)	$—	$—	$—	$—	$—	$—
DIP Interest and Fees		—	—	—	—	—	—	—	—
Prepetition Debt Repayment		—	—	—	—	—	—	—	—
DIP Repayments		(15,152)	—	—	—	—	—	—	—
Total Shared Restructuring Disbursements		$(15,152)	$(1,566)	$—	$—	$—	$—	$—	$—
Allocation of GUE Liquidation, Inc. Shared Items		15,152	(8,963)	—	(4)	—	—	—	—
Allocation of GUE Liquidation, Inc. Shared Items		—	640	—	(0)	—	—	—	—
Allocation of GUE Liquidation Commerce LLC Shared Items		—	(40,865)	—	(19)	—	—	—	—
Allocated Shared Restructuring Disbursements		$—	$(50,755)	$—	$(23)	$—	$—	$—	$—

Total Disbursements		$—	$(94,849)	$—	$(43)	$—	$—	$—	$—

Net Cash Flow		$20,500	$(59,740)	$—	$(43)	$—	$—	$—	$—

(1) Intercompany transfers between and among Debtors are excluded.

(2) Shared financing and restructuring related distributions that benefit all of the Debtor entities in these cases are allocated on the basis of each entity’s specifically identified disbursements, as a percentage of total entity-specific disbursements.

MOR-1
In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Cash Receipts and Disbursements in USD 000’s

	TB:	GIFT		CARDS		COMM	SINC	PCRE
		Operating		Operating		Operating	Operating	Operating
		GUE Liquidation Giftco, LLC	FSC Phoenix LLC	Provide Cards, Inc.	GUE Liquidation Group, Inc.	GUE Liquidation Commerce LLC	GUE Liquidation Mobile, Inc.	GUE Liquidation Creations, Inc.	TOTAL
		19-11248 (LSS)	19-11249 (LSS)	19-11250 (LSS)	19-11251 (LSS)	19-11252 (LSS)	19-11253 (LSS)	19-11254 (LSS)	August 1 - 31, 2019

Operating Receipts
Product and Service Revenues		$271	$—	$—	$—	$4,301	$—	$3,162	$21,001
Member - Credit Card Passthrough		—	—	—	—	—	—	—	21,841
Total Operating Receipts		$271	$—	$—	$—	$4,301	$—	$3,162	$42,842

Entity Specific Operating Disbursements
Member Disbursements		$—	$—	$—	$—	$—	$—	$—	$(7,241)
Member - Credit Card Passthrough		—	—	—	—	—	—	—	(21,841)
Payroll/Benefits		—	—	—	—	(6,118)	—	—	(10,700)
Freight		—	—	—	—	(1,205)	—	(3)	(1,775)
Professional Services		—	—	—	—	(181)	—	—	(436)
Marketing		—	—	—	—	(1,169)	—	—	(2,023)
Inventory		—	—	—	—	(516)	—	—	(1,351)
Technology		—	—	—	—	—	—	—	(262)
Taxes		—	—	—	—	(1,292)	—	—	(2,048)
Warehousing, Rent, & Utilities		—	—	—	—	(105)	—	—	(167)
Professional Fees - Recurring		—	—	—	—	(56)	—	—	(180)
Other		(0)	—	—	—	(3,623)	—	—	(5,730)
Total Entity Specific Operating Disbursements		$(0)	$—	$—	$—	$(14,264)	$—	$(3)	$(53,754)

Net Operating Cash Flow		$271	$—	$—	$—	$(9,963)	$—	$3,158	$(10,911)

Asset Sales Proceeds		$—	$—	$—	$—	$—	$—	$—	$20,500

Entity Specific Restructuring Disbursements
First Day Motion and Admin Claims		$—	$—	$—	$—	$(144)	$—	$—	$(279)
KEIP/KERP		—	—	—	—	(2,279)	—	—	(2,732)
Severance / Retention		—	—	—	—	(386)	—	—	(473)
Restructuring Escrow Account Funding		—	—	—	—	(11,375)	—	—	(15,329)
Disbursements and Transfers under TSA Agreements		(221)	—	—	—	(1,749)	—	—	(1,970)
Total Entity Specific Restructuring Disbursements		$(221)	$—	$—	$—	$(15,932)	$—	$—	$(20,782)

Total All Entity Specific Disbursements		$(221)	$—	$—	$—	$(30,197)	$—	$(3)	$(74,536)

Shared Restructuring Disbursements
Professional Fees - Restructuring		$—	$—	$—	$—	$—	$—	$—	$(1,566)
DIP Interest and Fees		—	—	—	—	—	—	—	—
Prepetition Debt Repayment		—	—	—	—	(23,010)	—	—	(23,010)
DIP Repayments		—	—	—	—	(46,067)	—	—	(61,219)
Total Shared Restructuring Disbursements		$—	$—	$—	$—	$(69,077)	$—	$—	$(85,795)
Allocation of GUE Liquidation, Inc. Shared Items		(45)	—	—	—	(6,138)	—	(1)	0
Allocation of GUE Liquidation, Inc. Shared Items		(5)	—	—	—	(634)	—	(0)	0
Allocation of GUE Liquidation Commerce LLC Shared Items		(205)	—	—	—	41,092	—	(3)	0
Allocated Shared Restructuring Disbursements		$(255)	$—	$—	$—	$(34,758)	$—	$(4)	$(85,795)

Total Disbursements		$(476)	$—	$—	$—	$(64,954)	$—	$(7)	$(160,330)

Net Cash Flow		$(205)	$—	$—	$—	$(60,653)	$—	$3,154	$(96,988)

(1) Intercompany transfers between and among Debtors are excluded.

(2) Shared financing and restructuring related distributions that benefit all of the Debtor entities in these cases are allocated on the basis of each entity’s specifically identified disbursements, as a percentage of total entity-specific disbursements.

MOR-1
In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Cumulative Cash Disbursements and Trustee Fee Calculation

	TB:		FTD	BLTH
		Financing	Operating	Operating
		GUE Liquidation Companies, Inc.	GUE Liquidation, Inc.	Bloom That, Inc.	GUE Liquidation.CA, Inc.	GUE Liquidation Delivery, Inc.	GUE Liquidation.COM, Inc.	FlowerFarm, Inc.	FSC Denver LLC
		19-11240 (LSS)	19-11241 (LSS)	19-11242 (LSS)	19-11243 (LSS)	19-11244 (LSS)	19-11245 (LSS)	19-11246 (LSS)	19-11247 (LSS)

Cumulative Cash Disbursements		$—	$184,120,321	$—	$446,993	$—	$—	$—	$—
MOR-002 - July 2019		—	89,271,219	—	403,931	—	—	—	—
MOR-003 - August 2019		—	94,849,102	—	43,063	—	—	—	—
MOR-004 - September 2019

PROJECTED 3RD QUARTER CASH DISBURSEMENTS (3)		$—	$228,214,528	$—	$467,013	$—	$—	$—	$—

PROJECTED 3RD QUARTER UST FEES		$325	$250,000	$325	$4,875	$325	$325	$325	$325

Quarterly Disbursement Minimum	Quarterly Disbursement Maximum	Applicable Quarterly Fee
$—	$—	$325.00
$0.01	$14,999.99	$325.00
$15,000.00	$74,999.99	$650.00
$75,000.00	$149,999.99	$975.00
$150,000.00	$224,999.99	$1,625.00
$225,000.00	$299,999.99	$1,950.00
$300,000.00	$999,999.99	$4,875.00
$1,000,000.00	$24,999,999.99	1%
$25,000,000.00		$250,000.00

(3) Projected 3rd Quarter Cash Disbursements is based on July and August Disbursements + Operating and Entitiy Specific August Amounts as estimate for September activity

MOR-1
In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Cumulative Cash Disbursements and Trustee Fee Calculation

	TB:	GIFT		CARDS		COMM	SINC	PCRE
		Operating		Operating		Operating	Operating	Operating
		GUE Liquidation Giftco, LLC	FSC Phoenix LLC	Provide Cards, Inc.	GUE Liquidation Group, Inc.	GUE Liquidation Commerce LLC	GUE Liquidation Mobile, Inc.	GUE Liquidation Creations, Inc.	TOTAL
		19-11248 (LSS)	19-11249 (LSS)	19-11250 (LSS)	19-11251 (LSS)	19-11252 (LSS)	19-11253 (LSS)	19-11254 (LSS)	August 1 - 31, 2019

Cumulative Cash Disbursements		$516,998	$—	$—	$—	$89,727,779	$—	$7,203,164	$282,015,255
MOR-002 - July 2019		40,920	—	—	—	24,773,283	—	7,195,710	121,685,062
MOR-003 - August 2019		476,078	—	—	—	64,954,497	—	7,454	160,330,193
MOR-004 - September 2019									—

PROJECTED 3RD QUARTER CASH DISBURSEMENTS (3)		$738,321	$—	$—	$—	$119,924,344	$—	$7,206,629	$356,550,833

PROJECTED 3RD QUARTER UST FEES		$4,875	$325	$325	$325	$250,000	$325	$72,066	$585,066

Quarterly Disbursement Minimum	Quarterly Disbursement Maximum	Applicable Quarterly Fee
$—	$—	$325.00
$0.01	$14,999.99	$325.00
$15,000.00	$74,999.99	$650.00
$75,000.00	$149,999.99	$975.00
$150,000.00	$224,999.99	$1,625.00
$225,000.00	$299,999.99	$1,950.00
$300,000.00	$999,999.99	$4,875.00
$1,000,000.00	$24,999,999.99	1%
$25,000,000.00		$250,000.00

(3) Projected 3rd Quarter Cash Disbursements is based on July and August Disbursements + Operating and Entitiy Specific August Amounts as estimate for September activity

MOR-1a

In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Bank Reconciliation (or copies of debtor’s bank reconciliations)

The above-captioned debtors and debtors-in-possession (the “Debtors”) hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, journals, and account reconciliations.

I attest that each of the Debtors’ bank accounts is reconciled to bank statements.  The Debtors’ standard practice is to ensure that each bank account is reconciled to bank statements once per month within 30 days after the month end.

Copies of all such documents can be made available upon request of the U.S. Trustee.

A listing of all Debtor bank accounts - including the August 31, 2019 bank balance for each account - follows this attestation.

/s/ Alan D. Holtz	September 30, 2019
Signature of Authorized Individual	Date

Alan D. Holtz	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

MOR-1a

In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Debtor Bank Account Listing

Banking Institution	Entity Name	Account Type	Acct # - Redacted	Balance as of 8/31/19	Comments

Bank of America	FTD, Inc.	CLOSED LOC / Checking	****2799		Account Closed 8/12/19	*

Bank of Montreal		Toronto Lockbox	****480C		Transferred to Nexus 8/23/2019
Bank of Montreal	GUE Liquidation, Inc.	Operating Account	****8238	$293,609.77

BBVA Bank	FTD, Inc.	CLOSED Money Market Acct	****2356		Closed 6/14/2019 per UST

JPMorgan Chase Bank	GUE Liquidation Creations, Inc.	Accounts Receivable	****5093	$179,303.08	Maintained for PlanetArt per TSA
JPMorgan Chase Bank	GUE Liquidation Creations, Inc.	Operating Account	****5757	$1,126,410.20	Maintained for PlanetArt per TSA

MUFG Union Bank	GUE Liquidation Mobile, Inc.	Operating Account	****3689	$37,845.15
MUFG Union Bank	GUE Liquidation Mobile, Inc.	ZBA Payroll Funding	****3697	$—
MUFG Union Bank	GUE Liquidation Giftco, LLC	Accounts Receivable	****2933	$148,603.66	Maintained for PlanetArt per TSA
MUFG Union Bank	GUE Liquidation Giftco, LLC	Operating Account	****3549	$82,757.68	Maintained for PlanetArt per TSA
MUFG Union Bank	GUE Liquidation Giftco, LLC	ZBA Payroll Funding	****3564	$—	Maintained for PlanetArt per TSA
MUFG Union Bank	GUE Liquidation Creations, Inc.	ZBA Payroll Funding	****7490	$—
MUFG Union Bank	GUE Liquidation Commerce LLC	Accounts Receivable	****2925	$388,643.55	Maintained for Nexus per TSA
MUFG Union Bank	GUE Liquidation Commerce LLC	Concentration Account	****7342	$28,464,499.95
MUFG Union Bank	GUE Liquidation Commerce LLC	ZBA Payroll Funding	****7377	$—

Silicon Valley Bank	Bloom That, Inc.	Investment Account	****2853	$—	Estate funds; To be closed
Silicon Valley Bank	Bloom That, Inc.	ZBA A/R Account	****8565	$—	Estate funds; To be closed
Silicon Valley Bank	Bloom That, Inc.	Operating Account	****9341	$30,324.55	Estate funds; To be closed

Toronto Dominion Bank		Primary Operating Account	****4801		Transferred to Nexus 8/23/2019

Wells Fargo Bank	GUE Liquidation Companies, Inc.	Utility Deposit	****2153	$234,973.00	$234,973.00	**
Wells Fargo Bank		ZBA A/R Member Receipts	****2906		Transferred to Nexus 8/23/2019
Wells Fargo Bank		ZBA Payroll Funding	****2914		Transferred to Nexus 8/23/2019
Wells Fargo Bank		Primary Concentration Account	****2922		Transferred to Nexus 8/23/2019
Wells Fargo Bank		Chicago Lockbox	****4440		Transferred to Nexus 8/23/2019
Wells Fargo Bank		ZBA Member Disbursements	****7357		Transferred to Nexus 8/23/2019
Wells Fargo Bank		ZBA A/P Disbursements	****7361		Transferred to Nexus 8/23/2019

East West Bank	Omni Management Group Inc.	ESCROW: Professional Fees	****9521	$12,189,236.98	Funded on 8/23/2019	***
East West Bank	Omni Management Group Inc.	ESCROW: Taxes & Labor	****9528	$2,350,000.00	Funded 8/8/2019 and 8/19/2019	***
East West Bank	Omni Management Group Inc.	ESCROW: Ad Valorem Taxes	****9577	$12,510.00	Funded on 8/23/2019	***
East West Bank	Omni Management Group Inc.	ESCROW: KEIP	****9584	$172,800.03	Funded on 8/23/2019	***
East West Bank	Omni Management Group Inc.	ESCROW: Severance & PTO	****9591	$1,431,585.38	Funded 8/16/2019	***

* See account closing documentation on following pages

** Utilities deposit account opened on 6/21/19 and funded on 6/24/2019 in accordance with Final Utilities Order.

*** Funding amounts agreed as part of applicable sales closings.

BANK OF AMERICA, N.A. PO BOX 15284 WILMINGTON DE 19850	Account Number 01 01 140 01 M0000 E# Last Statement: This Statement:	2799 0 07/31/2019 08/30/2019

IMG CLOSED Customer Service 1-888-400-9009

FTD DEBTOR IN POSSESSION 19-11240-LSS 3113 WOODCREEK DR DOWNERS GROVE IL 60515-5420	Page	1 of 2 Bankruptcy Case Number:1911240LSS

RECEIVED SEP 10 2019

FULL ANALYSIS CHECKING

Account Summary Information

Statement Period 08/01/2019	-	08/30/2019	Statement Beginning Balance	1,092.81
Number of Deposits/Credits		0	Amount of Deposits/Credits	.00
Number of Checks		0	Amount of Checks	.00
Number of Other Debits		1	Amount of Other Debits	1,092.81
			Statement Ending Balance	.00

Number of Enclosures		0
			Service Charge	.00

Withdrawals and Debits

Other Debits
Date Customer			Bank
Posted Reference	Amount	Description	Reference
08/09	1,092.81	Miscellaneous Debit Adjustment 1-28953519389 : Close account	02460000505

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
07/31	1,092.81	1,092.81	08/30	.00	.00
08/09	.00	.00

MOR-1b
In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Schedule of Retained Professional Fees Paid

Amounts in (000’s)

Payee	Role of Professional	Cumulative Balance Forward	July 2019	August 2019	September 2019	Cumulative Payments Since Filing
AP Services LLC	CRO Services	$0	$1,375	$1,160	$0	$2,535
Jones Day	Debtors’ Counsel	$0	$0	$0	$0	$0
Richards, Layton & Finger	Debtors’ Local Counsel	$0	$0	$0	$0	$0
Moelis & Company LLC	Debtors’ Financial Advisor	$0	$0	$0	$0	$0
Piper Jaffray & Co	Debtors’ Financial Advisor	$0	$0	$0	$0	$0
Omni Management Group	Debtors’ Claims Agent	$0	$0	$119	$0	$119
FTI Consulting	Lender Financial Advisor (1)	$0	$112	$286	$0	$398
Moore and Van Allen	Lender Counsel (1)	$226	$0	$0	$0	$226
Buchanan Ingersoll & Rooney	Lender Local Counsel (1)	$0	$0	$0	$0	$0
Province	UCC Financial Advisor	$0	$0	$0	$0	$0
Kelley Drye & Warren	UCC Counsel	$0	$0	$0	$0	$0
Benesch Friedlander Coplan & Aronoff	UCC Local Counsel	$0	$0	$0	$0	$0

		$226	$1,487	$1,566	$0	$3,278

(1) Lender advisors not retained but authorized for payment pursuant to the “Final Order Pursuant to Sections 105, 361, 362, 363, 364, and 507 of the Bankruptcy Code, Bankruptcy Rule 4001, and Local Rule 4001-2, (I) Authorizing Debtors to (A) Obtain Postpetition Financing and (B) Use Cash Collateral, (II) Granting Adequate Protection to Prepetition Secured Parties, (III) Scheduling Final Hearing, and (IV) Granting Related Relief” [Dkt No. 311].

MOR-2
In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

UNAUDITED

Statement of Operations (Income Statement)

Amounts in (000’s)

	GUE Liquidation Companies, Inc.	GUE Liquidation, Inc.	Bloom That, Inc.	GUE Liquidation.CA, Inc.	GUE Liquidation Delivery, Inc.	GUE Liquidation.COM, Inc.	FlowerFarm, Inc.	FSC Denver LLC	GUE Liquidation Giftco, LLC	FSC Phoenix LLC	Provide Cards, Inc.	GUE Liquidation Group, Inc.	GUE Liquidation Commerce LLC	GUE Liquidation Mobile, Inc.	GUE Liquidation Creations, Inc.
	19-11240 (LSS)	19-11241 (LSS)	19-11242 (LSS)	19-11243 (LSS)	19-11244 (LSS)	19-11245 (LSS)	19-11246 (LSS)	19-11247 (LSS)	19-11248 (LSS)	19-11249 (LSS)	19-11250 (LSS)	19-11251 (LSS)	19-11252 (LSS)	19-11253 (LSS)	19-11254 (LSS)

Product and Service Revenues	$—	$16,853	$—	$—	$—	$—	$—	$—	$0	$—	$2	$—	$5,897	$—	$—

Operating Expenses:
Cost of revenues	$—	$9,173	$—	$—	$—	$—	$—	$—	$(0)	$—	$—	$—	$4,929	$—	$(118)
Sales and marketing	—	4,027	—	—	—	—	—	—	—	—	—	—	2,193	—	(181)

Technology and development	$—	$(67)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$454	$—	$(49)
General and administrative	—	6,974	—	—	—	—	—	—	—	—	—	—	405	—	20
Total General and administrative	$—	$6,907	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$859	$—	$(29)

Amortization of intangible assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$30	$—	$—
Restructuring and other exit costs	—	346	—	—	—	—	—	—	—	—	—	—	1,545	—	—
Impairment loss	—	—	—	—	—	—	—	—	—	—	—	—	0	—	—
Total operating expenses	$—	$20,452	$—	$—	$—	$—	$—	$—	$(0)	$—	$—	$—	$9,555	$—	$(328)

Operating income/(loss)	$—	$(3,599)	$—	$—	$—	$—	$—	$—	$1	$—	$2	$—	$(3,658)	$—	$328

Gain (Loss) on Sale of Businesses	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$17,005	$—	$2,398
Interest income	—	27	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	(504)	—	—	—	—	—	—	—	—	—	—	0	—	—
Other income/(expense), net	—	52	—	—	—	—	—	—	—	—	—	—	9	—	—

Income before income taxes	$—	$(4,051)	$—	$—	$—	$—	$—	$—	$1	$—	$2	$—	$13,357	$—	$2,727
Provision for income taxes	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Net Income/(Loss)	$—	$(4,051)	$—	$—	$—	$—	$—	$—	$1	$—	$2	$—	$13,357	$—	$2,727

(1) Income Statement reflects unaudited revenue and expenses for the stub period from August 1, 2019 to August 22, 2019 that directly correspond to the listed debtor legal entity.  Debtors have effectively ceased commercial operations as of August 23, 2019 corresponding with the 1-800 Flowers, Nexus and PlantArt sales transactions.

MOR-3
In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

UNAUDITED

Balance Sheet

Amounts in (000’s)

	GUE Liquidation Companies, Inc.	GUE Liquidation, Inc.	Bloom That, Inc.	GUE Liquidation.CA, Inc.	GUE Liquidation Delivery, Inc.	GUE Liquidation.COM, Inc.	FlowerFarm, Inc.	FSC Denver LLC	GUE Liquidation Giftco, LLC	FSC Phoenix LLC	Provide Cards, Inc.	GUE Liquidation Group, Inc.	GUE Liquidation Commerce LLC	GUE Liquidation Mobile, Inc.	GUE Liquidation Creations, Inc.
	19-11240 (LSS)	19-11241 (LSS)	19-11242 (LSS)	19-11243 (LSS)	19-11244 (LSS)	19-11245 (LSS)	19-11246 (LSS)	19-11247 (LSS)	19-11248 (LSS)	19-11249 (LSS)	19-11250 (LSS)	19-11251 (LSS)	19-11252 (LSS)	19-11253 (LSS)	19-11254 (LSS)

ASSETS
Current Assets:
Cash and cash equivalents	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$12,215	$—	$—
Accounts receivable, gross	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Allowance for doubtful accounts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inventories	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income tax receivable	—	—	—	—	—	—	—	—	—	—	—	—	(432)	—	—
Deferred tax assets, net	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—	7,576	—	—
Prepaid expenses and other current assets	—	—	—	—	—	—	—	—	—	—	—	—	18,992	—	—
Total current assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$38,351	$—	$—

Property and equipment:
Land and improvements	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Building and improvements	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Leasehold improvements	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equipment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Computer equipment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Computer software	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Furniture	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Less accumulated depreciation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total property and equipment, net	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Leases:
Operating lease right-of-use assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$15,707	$—	$—
Less accumulated amortization - leases	—	—	—	—	—	—	—	—	—	—	—	—	(15,717)	—	—
Total leases, net	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(10)	$—	$—

Other assets:
Complete technology	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accum amortization- Complete technology	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Complete technology, net	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Relationships	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulated amortization- Customer Relationships	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Customer Relationships, net	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Trademarks and trade names	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulated amortization- Trademarks and trade names	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Trademarks and trade names, net	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Patents, domain names and other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulated amortization- Patents, domain names and other	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Patents, domain names and other, net	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Goodwill	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$86,777	$—	$—
Deferred financing fees, net	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Investment in subsidiary	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other noncurrent assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total other assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$86,777	$—	$—
Total assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$125,119	$—	$—

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,792	$—	$—
Customer deposits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other accrued liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accrued compensation	—	—	—	—	—	—	—	—	—	—	—	—	4,467	—	—
Deferred revenue	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—	—	—	—	—	—	—	(2,057)	—	—
Current operating lease liabilities	—	—	—	—	—	—	—	—	—	—	—	—	4,051	—	—
Current deferred tax liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current maturities of long-term debt	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Intercompany	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total current liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,253	$—	$—

Deferred tax liabilities, net	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,643	$—	$—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Noncurrent tax liabilities	—	—	—	—	—	—	—	—	—	—	—	—	497	—	—
Long term unearned income	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Long term operating lease liabilities	—	—	—	—	—	—	—	—	—	—	—	—	12,192	—	—
Post-retirement benefits and accrued pension obligations	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Liabilities subject to compromise	164,941	14,106	0	—	—	—	—	—	51	—	—	—	55,888	1	5,152
Minority interest in subsidiary	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Stockholders’ equity:
Common stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$—	$—
Additional paid-in capital	—	—	—	—	—	—	—	—	—	—	—	—	674,641	—	—
Retained earnings (accumulated deficit)	(164,941)	(14,106)	(0)	—	—	—	—	—	(51)	—	—	—	(566,222)	(1)	(5,152)
Accumulated other comprehensive income (loss)	—	—	—	—	—	—	—	—	—	—	—	—	1,444	—	—
Treasury Stock	—	—	—	—	—	—	—	—	—	—	—	—	(65,221)	—	—
Total stockholders’ equity	$(164,941)	$(14,106)	$(0)	$—	$—	$—	$—	$—	$(51)	$—	$—	$—	$44,645	$(1)	$(5,152)
Total liabilities and stockholders’ equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$125,119	$—	$—

The Balance Sheet reflects unaudited assets, liabilities, and stockholders equity as of August 31, 2019 that directly correspond to the listed debtor legal entity.  Liabilities Subject to Compromise are consistent with amounts presented in the Debtors’ Schedules of Assets and Liabilities filed on July 13, 2019.

The claims bar dates in these cases is October 7. 2019 and Debtors will undertake analysis of filed claims versus Liabilities Subject to Compromise after that date.

MOR-4

In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Status of Post-petition Taxes

The above-captioned debtors and debtors-in-possession (the “Debtors”) hereby submit this attestation regarding Status of Post-petition Taxes in lieu of providing copies of post-petition tax payments and tax returns filed during reporting period.

I attest that each of the Debtors’ taxing authorities have been paid on time when post-petition amounts become due.  Also, tax returns are being filed in an orderly and timely fashion in accordance with tax return reporting deadlines.

/s/ Alan D. Holtz	September 30, 2019
Signature of Authorized Individual	Date

Alan D. Holtz	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

MOR-4a

In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Summary of Unpaid Post-petition Debts    /     Listing of Aged Accounts Payable

Amounts in (000’s)

Unpaid Post-petition Debts(1)	Current	0-30	31-60	Over 60	Total

Current Liabilities
Accounts payable	$3,792	$0	$0	$0	$3,792

Total Post-petition Debts	$3,792	$0	$0	$0	$3,792

Combined Debtors Summary of Unpaid Post-petition Accounts Payable Aging(2)

	Days Past Due
	Current	1-30	31-60	61-90	>91	Total
Combined	$3,792	$0	$0	$0	$0	$3,792
	100%	0%	0%	0%	0%	100%

Note:

(1) The Debtors received authority pursuant to certain first-day orders for the payment of prepetition taxes and certain other prepetition liabilities which are not included in these amounts.

(2) The post-petition accounts payable reported represent open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system and does not include accrued liabilities or prepetition amounts that the Debtors intend to pay in accordance with various orders of the Bankruptcy Court which have been reclassified as liabilities subject to compromise.

MOR-5

In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Accounts Receivable Reconciliation and Aging

Amounts in (000’s)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$17,116
+ Amounts billed during the period	3,885
- Amounts collected during the period	21,001
Total Accounts Receivable at the end of the reporting period	$—

Accounts Receivable Aging	Amount
Current	$—
0 - 30 days old	—
31 - 60 days old	—
61 - 90 days old	—
91+ days old	—
Total Accounts Receivable	$—

(1) All debtors have substantially ceased commercial operations or sold on-going businesses in accordance with PlanetArt and Nexus transactions.

MOR-6

In re: GUE Liquidation Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	August 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Debtor Questionnaire

	Must be completed each month.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X See Note 1 Below
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Note 1:  On August 2, 2019, the Debtors closed the sale of assets of their Personal Creations businesses to PlanetArt, LLC. On August 14, 2019, the Debtors closed the sale of certain assets of their Provide Commerce businesses to SBGF Acquisition, LLC, an affiliate of 1-800 Flowers.Com, Inc.  On August 23, 2019, the Debtors closed the sale of assets of their FTD Legacy and ProFlowers businesses to Gateway Mercury Holdings, LLC.  As of the August 23, 2019 sale closing, the Debtors have effectively ceased all commercial activities.

Throughout the period, the Debtors have engaged with various parties to complete sales of de minimis assets not subject to the transactions noted above.  These sales relate to miscellaneous inventory, equipment, and other assets and all such transactions have complied with the requirements of and authority granted under the Order Establishing Procedures for the Sale, Transfer or Abandonment of Miscellaneous and De Minimis Assets and Granting Certain Related Relief [Docket No. 294].